ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Growth Fund
(Distributor Class)

Supplement dated March 3, 2006
to the Prospectus dated April 1, 2005 ("Prospectus") and
Statement of Additional Information dated April 1, 2005 ("SAI")

This Supplement updates the information in, and should be read in conjunction with, the Prospectus and SAI for the Distributor Class shares of the Atlantic Whitehall Growth Fund, dated April 1, 2005.

Paul McPheeters has resigned as a portfolio manager.  References to Mr. McPheeters on page 5 of the Prospectus and pages 27-28 of the SAI are hereby deleted.  As a result, the section entitled "Portfolio Management" on page 5 of the Prospectus, should be replaced with the following:

The Adviser utilizes a team approach with respect to the management of the Fund. As such, the day-to-day portfolio management of the Fund is the responsibility of the members of the investment teams of the Adviser.  Senior investment professionals of the Adviser include Jeff Thomas and Fred Weiss.  Messrs. Thomas and Weiss are the lead portfolio managers of the Fund.

Mr. Thomas is the Chief Investment Officer with 31 years of investment experience including 18 years with the Adviser. He focuses primarily on the media, telecom and financial services sectors. Mr. Weiss is a Senior Investment Manager with 28 years of investment experience of which 15 years are with the Adviser. He focuses primarily on the technology and health care sectors.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.